UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2009

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32283	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 6, 2009, QuadraMed Corporation (the “Company”) issued a press release announcing earnings and other financial results for its fiscal quarter ended June 30, 2009. In addition, the press release announced that management would review these results in an investment community conference call at 5:00 PM Eastern (2:00 PM Pacific) on August 6, 2009.

Copies of the press release and the transcript of this conference call are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference in response to this Item 2.02.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 29, 2009, contemporaneously with the filing of the Company’s Quarterly Report on Form 10-Q with the SEC on August 6, 2009, James E. Peebles’ service as Interim Chief Executive Officer of the Company ended, and Duncan W. James succeeded him as Chief Executive Officer of the Company, effective August 7, 2009.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit 99.1	QuadraMed Corporation Press Release, dated August 6, 2009.

Exhibit 99.2	QuadraMed Corporation Investment Community Conference Call Transcript, dated August 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2009

QuadraMed Corporation

/s/ David L. Piazza
David L. Piazza,
Executive Vice President, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	QuadraMed Corporation Press Release, dated August 6, 2009.

99.2	QuadraMed Corporation Investment Community Conference Call Transcript, dated August 6, 2009.

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